EARNINGS (LOSS) PER SHARE DISCLOSURE	12 Months Ended
Mar. 31, 2018
Notes
EARNINGS (LOSS) PER SHARE DISCLOSURE

14.          EARNINGS (LOSS) PER SHARE

Year ended March 31,	2018	2017	2016
	in 000'$	in 000'$	in 000'$
Numerator
Net income(loss) attributable to owners of the Company	$123,741	$16,299	$(5,706)
Denominator	in 000'	in 000'	in 000'
Weighted average number of shares - Basic	267,796	254,043	239,745
Diluted effect of average number of options	1,846	18,150	--
Weighted average number of shares - Diluted	269,642	272,193	239,745
Basic earnings (loss) per share (Actual)	$0.46	$0.06	$(0.02)
Diluted earnings (loss) per share (Actual)	$0.46	$0.06	$(0.02)

Inclusion of the options in the computation of diluted loss per share for the year ended March 31, 2016 would have an anti-dilutive effect on the loss per share and are therefore excluded from the computation. Consequently, there is no difference between loss per share and diluted loss per share for the year ended March 31, 2016.